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                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the
                         Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported)           JUNE 9,1997
                                                --------------------------------

                   INFORMATION MANAGEMENT TECHNOLOGIES CORPORATION
--------------------------------------------------------------------------------
                (Exact name of Registrant as specified in its Charter)


                                       DELAWARE
--------------------------------------------------------------------------------
                    (State of other jurisdiction of incorporation)


0-16753                                     58-1722085
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Commission File No.                         I.R.S. Employer Identification



130 CEDAR STREET, NEW YORK, NY              10006
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Address of principal                        Zip Code
executive offices


(212) 306-6100
------------------------------
Registrant's telephone number,
including area code


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ITEM 6.       REGISTRATION OF REGISTRANT'S DIRECTORS.

    On June 9, 1997, Bruce Arnstein, a Director of the Company tendered his resignation to the Board of Directors of the Company. Mr. Arnstein does not have any disagreement with the Company with respect to any matters relating to the Company's operations, policies or practices and/or its financial statements.

    Annexed hereto and made a part hereof is a copy of Mr. Arnstein's letter of resignation.

                                       EXHIBITS

              1)   Copy of Bruce Arnstein's letter of resignation.

                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   New York, New York
         June 9, 1997

                                       INFORMATION MANAGEMENT
                                       TECHNOLOGIES CORPORATION

                                       IMTECH
                                       ----------------------------------------
                                       (Registrant)


                                        /s/ JOSEPH GITTO
                                       ----------------------------------------
                                       JOSEPH GITTO
                                       President